                                                                    EXHIBIT 99.2

        THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION

                         Notice of Guaranteed Delivery

                         for American Depositary Shares

                                    for the

                             U.S. OFFER TO EXCHANGE
  All Outstanding Pechiney Common Shares, Pechiney Bonus Allocation Rights and
   Pechiney OCEANEs held by U.S. Holders and all Pechiney American Depositary
                                     Shares

                                      for


                                E24.60 in cash;



                                      and



   the number of Alcan Common Shares equal to 22.9 divided by the "Reference
                                    Value,"


defined as the greater of (a) 27.4 and (b) an average trading price of the Alcan
                                     Common


 Shares to be determined 5 trading days before the expiration of the offers as described in the Prospectus, this average being referred to as the "Average Value," provided, however, that this number of Alcan Common Shares shall in no event be less than 0.6001



                                      for



                          each Pechiney Common Share;



                    each 10 Pechiney Bonus Allocation Rights


(each Pechiney Bonus Allocation Right entitling the holder to 0.1 of a Pechiney
                               Common Share); or



          each 2 Pechiney American Depositary Shares, or Pechiney ADSs


    (each Pechiney ADS representing one-half of one Pechiney Common Share);



                                      and



                                 E83.40 in cash



                                      for



                              each Pechiney OCEANE


  (obligations a option de conversion en actions nouvelles et/ou d'echange en actions existantes),


                                       by

                                   Alcan Inc.

                pursuant to the Prospectus dated October 6, 2003


                   (Not to Be Used for Signature Guarantees)


         THIS U.S. OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,


ON NOVEMBER 10, 2003, UNLESS IT IS EXTENDED OR UNLESS IT LAPSES OR IS WITHDRAWN
 PRIOR TO THAT TIME PURSUANT TO THE CONDITIONS DESCRIBED IN THE PROSPECTUS FOR THE U.S. OFFER. YOU MAY WITHDRAW ANY PECHINEY SECURITIES TENDERED AT ANY TIME
                            PRIOR TO THE EXPIRATION.

This notice of guaranteed delivery, or one substantially in the form hereof, must be used for acceptance of the offer described in the prospectus dated October 6, 2003 (the "Prospectus"), in respect of American depositary shares of Pechiney ("Pechiney ADSs"), if certificates evidencing Pechiney ADSs are not immediately available or the procedures for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the U.S. ADR exchange agent prior to the expiration date of the offer. This notice of guaranteed delivery may be delivered by hand, facsimile transmission or mailed to the U.S. ADR exchange agent and must include a guarantee by an eligible institution (as defined below) in the form set out herein. If a message is transmitted through DTC pursuant to which the participant agrees to be bound by the terms set forth herein, an agent's message must be delivered. See "The Offers -- Procedures for Tendering Pechiney Securities -- Procedures for Tendering Pechiney ADSs -- Guaranteed Delivery" in the Prospectus.



               The U.S. ADR Exchange Agent for the U.S. Offer is:



                              THE BANK OF NEW YORK



             By Mail:                   For Notice of Guaranteed       By Hand or Overnight Courier:
                                                Delivery               TENDER & EXCHANGE DEPARTMENT
   TENDER & EXCHANGE DEPARTMENT               By Facsimile:                 101 BARCLAY STREET
          P.O. BOX 11248               (FOR ELIGIBLE INSTITUTIONS       RECEIVE AND DELIVER WINDOW
       CHURCH STREET STATION                      ONLY)                        STREET FLOOR
        NEW YORK, NEW YORK                                               NEW YORK, NEW YORK, 10286
            10286-1248                        212-815-6433
                                       FOR CONFIRMATION TELEPHONE:
                                              212-815-6212


DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

PECHINEY COMMON SHARES, PECHINEY BONUS ALLOCATION RIGHTS AND PECHINEY OCEANES MAY NOT BE TENDERED BY MEANS OF THIS FORM.

Ladies and Gentlemen:


     The undersigned hereby tenders to Alcan Inc., a Canadian corporation, upon the terms and subject to the conditions set forth in the prospectus dated October 6, 2003 (the "Prospectus") and the related letter of transmittal (which, together with any amendments or supplements thereto, collectively constitute the "offer" for Pechiney ADSs), receipt of each of which is hereby acknowledged, the number of Pechiney American depositary shares ("Pechiney ADSs") specified below pursuant to the guaranteed delivery procedures described in "The
Offers -- Procedures for Tendering Pechiney Securities -- Procedures for Tendering Pechiney ADSs -- Guaranteed Delivery" in the Prospectus.


Number of Pechiney ADSs Tendered:
--------------------------------------------------------------------------------

Name(s) of record holders of Pechiney
ADSs: --------------------------------------------------------------------------
                                   (PLEASE TYPE OR PRINT)

Address(es):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
--------------------------------------------------------------------------------

Certificate Number(s) (if available):
--------------------------------------------------------------------------------

[ ] Check here if Pechiney ADSs will be tendered by book-entry transfer:

Account Number:
--------------------------------------------------------------------------------

Name of Tendering Institution:
--------------------------------------------------------------------------------

Account Number:
--------------------------------------------------------------------------------

Signature(s):
--------------------------------------------------------------------------------

Dated: ------------------------------ , 2003

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)


The undersigned, a firm that is a member of the Medallion Signature Guarantee Program or is otherwise an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the "Exchange Act") (each of the foregoing is referred to as an "Eligible Institution"), hereby (a) represents that the above-named person(s) "own(s)" the Pechiney American depositary shares ("Pechiney ADSs") tendered hereby within the meaning of Rule 14e-4 under the Exchange Act ("Rule 14e-4"), (b) represents that the tender of Pechiney ADSs effected hereby complies with Rule 14e-4, and (c) guarantees delivery to the U.S. ADR exchange agent, at one of its addresses set forth above, of Pechiney ADS certificates evidencing the Pechiney ADSs tendered hereby in proper form for transfer, or in the case of a tender of Pechiney ADSs through book-entry, confirmation of book-entry transfer of such Pechiney ADSs into the U.S. ADR exchange agent's account at DTC, with delivery of a properly completed and duly executed letter of transmittal (or facsimile thereof) with any required signature guarantees in the case of a tender of Pechiney ADSs (or an agent's message (as defined in the section entitled "The Offers -- Procedures for Tendering Pechiney Securities -- Procedures for Tendering Pechiney
ADSs -- Pechiney ADSs in Book-Entry Form" in the Prospectus) in the case of book-entry transfer), and any other documents required by the letter of transmittal, within three New York Stock Exchange trading days after the date of execution of this notice of guaranteed delivery.



The eligible institution that completes this form must communicate the guarantee to the U.S. ADR exchange agent and must comply with the delivery obligations described above within the required time period. Failure to do so could result in financial loss to such eligible institution.


Name of Firm:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
--------------------------------------------------------------------------------

Authorized Signature:
--------------------------------------------------------------------------------

Title:
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Dated: ------------------------------ , 2003

NOTE: DO NOT SEND ADS CERTIFICATES EVIDENCING PECHINEY ADSS WITH THIS NOTICE. SUCH ADS CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.